UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SOUTH TEXAS OIL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTH TEXAS OIL COMPANY
300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78258
210-545-5994

August 28, 2008

Dear Fellow Stockholders:

On behalf of the Directors, I am inviting you to attend a Special Meeting of Stockholders, which is scheduled to be held at 10:00 a.m., Central Time, on Friday, September 19, 2008, at our offices at 300 E. Sonterra Blvd., Suite 1220, San Antonio Texas 78258. There are two proposals that require your vote at the Special Meeting, including your approval of and ratification of employment agreements for our executive officers and an equity incentive compensation plan. These proxy materials contain information about the proposals and include materials you will need to vote.

To help you understand the proposals, we are including a section in the accompanying proxy statement that answers commonly asked questions and includes a detailed description of the proposals.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

Thank you in advance for your participation.

Sincerely,

/s/ Michael J. Pawelek

Michael J. Pawelek
Chief Executive Officer

SOUTH TEXAS OIL COMPANY
300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78258
210-545-5994

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 19, 2008

Dear Stockholder:

You are hereby notified that South Texas Oil Company will hold a Special Meeting of Stockholders on September 19, 2008 at 10:00 a.m. Central Time in our offices, located at 300 E. Sonterra Blvd, Suite 1220, San Antonio, Texas 78258, for the purpose of considering and acting upon the following proposals:

1.
To approve an Equity Incentive Compensation Plan, to, among other things, preserve our ability to utilize corporate income tax deduction that may otherwise be disallowed pursuant to Internal Revenue Code Section 162(m);

2.
To approve and ratify employment agreements for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively, and the grants of equity awards to each respective officer; and

3.	To transact any other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

You are entitled to vote at our Special Meeting, and at any adjournments thereof, if you owned shares of South Texas Oil Company at the close of business on August 20, 2008. Your vote is important. If you attend the Special Meeting, you may vote your shares in person. However, even if you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by Internet. This will not limit your rights to attend or vote at our Special Meeting. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

By order of the Board of Directors,

/s/ Roy D. Toulan, Jr.

Roy D. Toulan, Jr.
Corporate Secretary

San Antonio, Texas
August 28, 2008

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This Proxy Statement and the Proxy Card are being mailed to you on or about August 28, 2008. The Board of Directors of South Texas Oil Company is soliciting your proxy to vote your shares at our Special Meeting of Stockholders (the “Special Meeting”). The Board of Directors is soliciting your proxy to give all of our stockholders of record the opportunity to vote on matters that will be presented at the Special Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Date, Time and Place

The Special Meeting will be held on Friday, September 19, 2008 at 10:00 a.m., Central Time, at our corporate headquarters, located at 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258.

Record Date; Stockholders Entitled to Vote

The close of business on August 20, 2008 (the “Record Date”) has been established by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements of the Special Meeting.

At the close of business on the Record Date, there were 16,099,099 shares of our common stock outstanding and entitled to vote held by approximately 3,060 holders of record. Each share of our common stock entitles the holder to one vote at the Special Meeting on all matters properly presented at the meeting.

A complete list of stockholders of record entitled to vote at the Special Meeting will be available for examination by any stockholder at our headquarters at 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258, for purposes pertaining to the Special Meeting, during normal business hours for a period of ten (10) days prior to the Special Meeting and at the Special Meeting.

Quorum

A quorum, consisting of the holders of one-third of our outstanding shares entitled to vote, represented in person or by proxy, is required by our Bylaws before any action may be taken at the Special Meeting. We count abstentions and broker “non-votes” as present and entitled to vote for the purposes of determining a quorum. A broker “non-vote” occurs when a stockholder fails to provide voting instructions to his or her broker for shares held in “street name” (i.e., shares held in a broker, bank or other nominee account). Under those circumstances, a stockholder’s broker may be authorized to vote for the stockholder on some routine items, but is prohibited from voting on other items. Those items for which a stockholder’s broker cannot vote will result in broker “non-votes.”

Votes Required

Vote Required to Approve the Equity Incentive Compensation Plan (Proposal 1)

The affirmative vote of a majority of votes, cast by the holders of a majority of the shares of our common stock eligible to vote that are present in person or represented by proxy, is required to approve the Equity Incentive Compensation Plan.

Vote Required to Approve and Ratify Employment Agreements (Proposal 2)

The affirmative vote, cast in person or by proxy by holders of our capital stock entitled to vote, of more than 50% of our outstanding common shares, is required to approve and ratify the Employment Agreements.

Treatment of Abstentions, Not Voting and Incomplete Proxies

Proxies will be voted in accordance with the directions of contained in the returned Proxy Cards. If a stockholder returns a proxy and abstains from voting on either Proposal, it will have the same effect as a vote against the proposal as to which the stockholder abstained. If the Proxy Card is returned without indication as to how to vote, the stock represented by that proxy will be considered to be voted in favor of each Proposal for which an indication as to how to vote was not made.

Voting of Proxies

You may vote by mail, via the Internet or in person at the Special Meeting. Giving a proxy means that you authorize the persons named in the Proxy Card to vote your shares at the Special Meeting, in the manner directed by you.

•	Mail. To vote by mail, complete and return the Proxy Card in the enclosed envelope in time for us to receive it prior to the Special Meeting. No additional postage is required if mailed in the U.S..

•
Internet. To vote via the Internet, follow the instructions for voting that appear on the Proxy Card included with this Proxy Statement to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Central Time on September 18, 2008. You must have your Proxy and Authentication Codes from the Proxy Card available to vote via the Internet. If you vote via the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

The Internet voting procedures are designed to verify stockholders’ identities, allow stockholders to give voting instructions and confirm that their instructions have been recorded properly. Stockholders who vote by Internet need not return a Proxy Card by mail.

If you hold your shares in street name through a bank, broker or other intermediary, you are a “beneficial owner” of our common stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee’s name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

Every stockholder’s vote is important. Accordingly, you should or provide your voting instructions to the Company by mail or the Internet or to your broker or other nominee, whether or not you plan to attend the Special Meeting in person.

Revoking Your Proxy or Changing Your Vote

Whether stockholders submit their proxies by Internet or mail, a stockholder has the power to revoke his or her proxy or change his or her vote at any time prior to the date of the Special Meeting. You can revoke your proxy or change your vote by:

•
sending either (i) a written notice of the revocation of your proxy or (ii) an executed Proxy Card bearing a date later than the date of your previous proxy by mail to our Corporate Secretary, Roy D. Toulan, Jr., 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258, for receipt prior to the Special Meeting;

•	submitting another proxy by Internet with a later date than your previous proxy (either by Internet or mail) for receipt prior to the Special Meeting; or

•	attending the Special Meeting and voting in person, which will automatically cancel any proxy previously given.

Solicitation of Proxies

This solicitation is being made on behalf of our Board of Directors. We will pay the costs related to the printing and mailing of the Notice, this Proxy Statement and soliciting and obtaining the proxies, including the cost of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers.

Attending the Meeting

Stockholders and persons holding proxies from stockholders may attend the Special Meeting. Seating, however, is limited and will be available on a first-come, first-served basis. If you plan to attend the Special Meeting, please bring valid photo identification and proof of ownership of your shares of our common stock to the Special Meeting. Examples of acceptable proof of ownership include a copy of the Proxy Card, a letter from your bank or broker stating that you owned shares of our capital stock as of the close of business on the Record Date, or a brokerage account statement indicating that you owned shares of our capital stock as of the close of business on the Record Date.

PROPOSAL NO. 1

Approval of the Equity Incentive Compensation Plan, which authorizes the grant of stock options, stock appreciation rights and restricted stock awards, to provide incentives to our officers, directors, employees and consultants.

Our Board of Directors and the Compensation Committee believe in order to succeed, every company must attract and retain qualified employees, consultants and advisors. Towards that end, equity compensation is a critical part of compensation packages for most emerging companies. As a company structures the equity component of a compensation package, it needs to address what type of equity award should be granted, including incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards. Our Board and Compensation Committee believe that we should implement the Equity Incentive Compensation Plan (the “Plan”) to enhance our ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such persons to continue in our service and to expend maximum effort to improve our business results and earnings, by providing such persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success.

Stock options are a common type of equity compensation, representing the right to purchase common stock at an exercise price per share specified in the option grant agreement, and are typically in the form of incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”). ISOs are commonly used by early stage growth companies. ISOs must, among other things, have an exercise price at least equal to the fair market value of the stock at the time of grant (or 110% of the fair market value if the employee is a 10% owner) and may not be exercisable for more than ten years from its grant date (or five years if the employee is a 10% owner). In addition, a stock option will not qualify as an ISO if the underlying stock has a value exceeding $100,000 as of the grant date. For example, if an employee is granted an option to acquire stock worth $500,000 on the grant date and the option is immediately exercisable, only 20% of that option ($100,000/$500,000) may qualify as an ISO. The advantage of an ISO to an employee is that there is no taxable event upon exercise of the options and are taxable only after the employee sells the acquired shares. We have structured the implementation of our stock options granted under the Plan with the intention of qualifying the options as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and anticipate that the achievement of the performance criteria will be spread over time so as to maintain the ISO qualification of the stock options that are granted.

Restricted stock awards are shares of common stock that a company issues subject to certain restrictions, including the possibility of forfeiture if some defined forfeiture contingency occurs, such as termination of employment prior to the restrictions lapse date. In contrast to the rights of an option holder, a holder of restricted stock has all of the rights of a stockholder, including voting rights, upon the grant of the award. As a result, restricted stock is typically reserved for key employees. A recipient of restricted stock generally has two tax options, to either make an election to be taxed upon receipt of the stock as ordinary income based upon the fair market value of the stock at the time of receipt or to treat the grant as ordinary income in an amount equal to the fair market value of the stock of the stock at the time of vesting (restriction lapse).

Stock appreciation rights, or SARs, are rights to receive a number of shares of common stock or an amount of cash, or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the rights during a specified period of time.

Our Board of Directors has approved the Plan, as described below, in the belief that these methods of equity awards are appropriate to attract qualified management and to provide an incentive to our key employees, including directors and officers who are employees, and to consultants and directors who are not our employees, and to offer an additional inducement in obtaining the services of such persons.

In addition, we are asking our stockholders to approve the material terms of the Plan to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Code Section 162(m). Section 162(m) limits the amount a corporation may deduct for compensation paid to certain executive officers who are “covered employees” within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as “performance-based compensation.” In general, for a grant under the Plan to qualify as “performance-based compensation,” the Plan must have been approved by our public stockholders. The availability of the exemption for awards of performance-based compensation therefore depends upon obtaining approval of the Plan by our public stockholders.

A copy of the Plan is attached as Exhibit A.

Equity Incentive Compensation Plan

General Terms

On June 30, 2008, our Board of Directors adopted our Equity Incentive Compensation Plan, which is designed to provide an incentive to employees, including directors and officers who are employees, and to consultants and directors who are not our employees, and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of ISOs within the meaning of Section 422 of the Code, NQSOs, SARs, and shares of common stock, which may or may not be subject to contingencies or restrictions.

We have reserved 11.5 million shares of common stock for equity awards granted under the Plan. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (the “Plan Administrator”) consisting of not less than three directors, at least two (2) of whom shall be a “non-employee director,” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, that shall have the authority to determine the employees, officers, consultants and directors who shall be granted equity awards; the type of equity awards to be granted; the times when an equity awards shall be granted; the number of shares of our common stock to be subject to each equity awards; and other terms and conditions of the equity awards, including whether to restrict the sale or other disposition of an equity awards and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction.

The Plan provides for the establishment of contingencies and restrictions as determined by the Plan Administrator, in its sole discretion, and the Plan Administrator may provide that vesting will occur, or forfeiture restrictions will lapse upon (1) the attainment of one or more established performance goals or targets, which may be based on (i) the price of a share of our common stock, (ii) our earnings per share, (iii) our market share, (iv) the market share of a business unit designated by the Board or Committee, (v) our sales, (vi) the sales of a business unit as designated by the Board or Committee, (vii) our net income (before or after taxes), (viii) our cash flow return on investment, (ix) our earnings before or after interest, taxes, depreciation, and/or amortization, (x) economic value added, (xi) the return on stockholders’ equity achieved us, or (xii) a combination thereof; (2) continued employment as our employee or continued service as a consultant or director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Plan Administrator in its sole discretion; or (4) a combination of any of the foregoing. Each equity award may, in the discretion of the Plan Administrator, have different vesting provisions or forfeiture restrictions.

Eligibility

Our officers, directors, employees, and other persons that provide consulting services to us and our subsidiaries are eligible to participate in the Plan. As of June 23, 2008, we had identified nine officers and employees and three non-employee directors to be eligible for consideration for the grant of awards under the Plan.

Award of Restricted Shares

The Plan Administrator may grant shares of our common stock to eligible participants as the Plan Administrator may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Plan Administrator may determine (if any). Upon the issuance of the stock certificate for a restricted equity award, the holder shall be considered to be the record owner of the shares and, subject to the contingencies and restrictions set forth in the equity award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the holder may be required to forfeit all or a portion of such shares back to us. The restricted shares shall vest when the all of the restrictions and contingencies lapse.

Award of Incentive Stock Options

The Plan Administrator may grant Incentive Stock Options to eligible participants, as the Plan Administrator may determine, in its sole discretion. The Plan Administrator may not grant options to any employee during any calendar year under the Plan for more than 3,000,000 shares of common stock and the aggregate fair market value (determined at the time the option is granted) of the underlying shares of common stock that may be exercised for the first time in a particular calendar year may not exceed $100,000. Exercise prices for such options granted shall be at least the fair market value of a share of our common stock on the grant date of the options, with a term not to exceed 10 years; provided, that exercise price of any options granted to a person that owns more than 10% of the combined voting power of all our classes of stock shall be at least 110% of the fair market value of a share of common stock on the grant date, with a term not to exceed five years.

Current Awards Pursuant to Plan.

Three officers have been awarded grant rights under the Plan, in the form of restrictive shares and performance stock options, as follows:

Name/Title	Description	Dollar Value	Shares of Common Stock	Vesting

Michael Pawelek CEO, President	Rights Grant Restricted Stock-- First Tranche	$1,000,000	258,264	January 1 2009
	Rights Grant Restricted Stock-- Second Tranche	$1,000,000	Not determined (1)	January 1, 2010
	Rights Grant Restricted Stock-- Third Tranche	$1,000,000	Not determined (1)	January 1, 2011
	Performance Stock Options at exercise price to be determined	Not determined	833,334	(2)

Wayne Psencik COO, Exec VP	Rights Grant Restricted Stock-- First Tranche	$1,000,000	258,264 (issued 7/3/08)	January 1, 2009
	Rights Grant Restricted Stock-- Second Tranche	$1,000,000	Not determined (1)	January 1, 2010
	Rights Grant Restricted Stock-- Third Tranche	$1,000,000	Not determined (1)	January 1, 2011
	Performance Stock Options at exercise price to be determined	Not determined	833,334	(2)

Sherry Spurlock CFO, Exec. VP	Rights Grant Restricted Stock-- First Tranche	$1,000,000	258,264 (issued 7/3/08)	January 1, 2009
	Rights Grant Restricted Stock-- Second Tranche	$1,000,000	Not determined (1)	January 1, 2010
	Rights Grant Restricted Stock-- Third Tranche	$1,000,000	Not determined (1)	January 1, 2011
	Performance Stock Options at exercise price to be determined	Not determined	833,334	(2)

Name/Title	Description	Dollar Value	Shares of Common Stock	Vesting

Executive Group (3 officers)	Rights Grant Restricted Stock-- First Tranche	$3,000,000	774,792	January 1, 2009
	Rights Grant Restricted Stock-- Second Tranche	$3,000,000	Not determined (1)	January 1, 2010
	Rights Grant Restricted Stock-- Third Tranche	$3,000,000	Not determined (1)	January 1, 2011
	Performance Stock Options at exercise price to be determined	Not determined	2,500,002	(2)

Non-Executive Directors Group	Rights Grant Restricted Stock-- First Tranche	-0-	-0-
	Rights Grant Restricted Stock-- Second Tranche	-0-	-0-
	Rights Grant Restricted Stock-- Third Tranche	-0-	-0-
	Performance Stock Options	-0-	-0-

Non-Executive Officer Employee Group	Rights Grant Restricted Stock-- First Tranche	-0-	-0-
	Rights Grant Restricted Stock-- Second Tranche	-0-	-0-
	Rights Grant Restricted Stock-- Third Tranche	-0-	-0-
	Performance Stock Options	-0-	-0-

(1)	The nature of the contingencies results in non-determinable benefits that would have been received for the last completed fiscal year if the Plan had been in effect.
(2)	Vesting based upon achievement of performance objectives, as set forth in the following table:

Percentage of Performance Option Shares Issuable Under Performance Option Agreement	Production Objective: Our Monthly Average per day for Three Consecutive Months	Shares that Vest based on Achievement of Production Objective	Reserve Objective Over Reserves on December 31, 2007	Shares that Vest based on Achievement of Reserve Objective	Total of Percentage Performance Option Shares to Vest
20%	500 BOE (net)	83,334	50%	83,334	166,668
35%	1,000 BOE (net)	145,833	150%	145,833	291,666
45%	1,500 BOE (net)	187,500	250%	187,500	375,000
Total Options, per employee		416,667		416,667	833,334

Copies of the Rights Award Agreements, Options and Grants are attached as Exhibits B, C, D and E.

Amendment of Plan

The Board of Directors, without further approval of the our stockholders, may amend the Plan from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted under the Plan meet the requirements for “incentive stock options” under the Code or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body. No amendment shall be effec-tive without the requisite prior or subsequent stockholder approval which would, with certain exceptions, increase the maximum number of shares of our common stock for which equity awards can be granted under the Plan, change the eligibility requirements to receive equity awards, or make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any equity awards holder under an equity awards without his prior consent.

Termination

No awards may be granted under the Plan after the tenth anniversary of the adoption of the Plan. The Board of Directors may suspend or terminate the Plan at any time. No termination of the Plan will affect a recipient’s rights under outstanding awards without the recipient’s consent.

Federal Income Tax Aspects of the Plan

The following is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules and does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Plan depend upon the type of award, and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonqualified Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

Recipients who receive restricted stock awards will generally be recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted stock subject to a vesting requirement generally recognize ordinary income at the time substantial vesting occurs, in an amount equal to the fair market value of the stock at that time minus the amount, if any, paid for the stock. However, a recipient who receives restricted shares which are not substantially vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Section 162(m)

Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation” or is otherwise exempt from Section 162(m), such as under the transition rule described above. Assuming stockholder approval, grants of options and stock appreciation rights, and grants of restricted shares and stock units conditioned on attainment of one or more performance goals set forth in the Plan, may qualify as performance-based compensation and be exempt from Section 162(m).

Section 409A

Any deferrals made under the Plan, including awards granted under the Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferrals and awards under the Plan to meet the applicable tax law requirements.

Stockholder Approval

The Plan shall be subject to approval by our stockholders within 12 months before or after the date the Plan is adopted. The Board or Committee may grant ISOs under the Plan prior to approval of the Plan by the stockholders, but until such approval is obtained, no such Incentive Stock Options shall be exercisable. In the event that stockholder approval of the Plan is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as non Qualified Stock Options.

The Board of Directors recommends that you vote FOR the Approval of the
Equity Incentive Compensation Plan

PROPOSAL NO. 2

Approval and ratification of three separate Employment Agreements for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively, and the Grants of Equity Awards to Each Respective Officer.

For the same reasons set forth in our discussion of Proposal No. 1, the implementation of a comprehensive equity incentive compensation plan to attract and retain talented management is essential to our business success. To that end our Board of Directors has approved three employment agreements that incorporate equity awards granted under our comprehensive Equity Incentive Compensation Plan. As discussed below, absent your approval, our senior management employees will lose the benefit of a three year employment term, as well as the benefits that our Plan was deigned to offer, and we believe that our ability to attract qualified personnel for our business operations will be negatively impacted.

On June 23, 2008, Mr. Michael J. Pawelek, who was and remains our Chairman of the Board, was appointed by our Board of Directors our Chief Executive Officer and President. Additionally, our Board appointed Mr. Wayne Psencik as our Executive Vice President and Chief Operating Officer and Ms. Sherry L. Spurlock as our Executive Vice President and Chief Financial Officer. In connection with these appointments, we executed Employment Agreements with each new executive officer, which provide for fixed salaries and both incentive and equity compensation in the form of a grant of rights to have issued shares of restricted common stock and performance stock options to purchase shares of our common stock. The equity compensation granted in the respective Employments Agreements is dependent upon and governed by our Equity Incentive Compensation Plan, which was adopted by our Board of Directors on June 30, 2008, and the approval of which is the subject of Proposal No. 1 herein.

Our Senior Management

Mr. Michael J. Pawelek, Chief Executive Officer. Mr. Pawelek, a geophysicist, has held senior management positions throughout his 27-year career in the exploration and production and oilfield services industries. In 1981, he began his career as a geophysicist with Clayton Williams Company with a particular emphasis on the Gulf Coast region. From 1985 to 1989 he was employed by TXO Production Corporation as a district geophysicist. In 1989, he founded CPX Petroleum, which drilled over 60 wells under his management. From 1991 to 1999, he founded and was the chief executive officer of Universal Seismic Acquisition, Inc., which generated annual revenue of $65 million and had over 400 employees.

From 1999 to 2001, he served as Vice President Operations of Amenix USA, Inc., a private exploration and production company focused on oil and gas exploration in Louisiana. From 2001 to 2004, he held a similar position at IBC Petroleum, managing the company’s assets while seeking financial partners. From 2004 to 2007 he was President of BOSS Exploration & Production Corporation, Inc. a privately held Gulf Coast production company. Immediately prior to joining us, Mr. Pawelek served as President of Sonterra Resources, Inc., a company that has oil and gas assets in Texas state waters in Matagorda Bay and for which we are currently the contract operator. Mr. Pawelek received a BS degree in Engineering from Texas A&M University.

Mr. Wayne Psencik, Chief Operating Officer. Mr. Psencik previously served as Vice-President-Operations at Sonterra Resources, Inc. and its predecessor companies. He also held the position of Vice President of Operations of Boss Exploration & Production Corporation. From 2001 to 2005, Mr. Psencik served as an engineer and drilling manager at El Paso Production Company, where he was responsible for the design and implementation of drilling and completion operations and the supervision of staff engineers in the Gulf of Mexico unit. From 1999 to 2001 he was a consulting drilling engineer for Coastal Oil and Gas Company focused in the Gulf of Mexico. From 1994 to 1996, Mr. Psencik held positions of drilling engineer for Chesapeake Operating Company, focusing on horizontal drilling in Texas and Louisiana. Mr. Psencik then served as district manager from 1996 to 1999 for Chesapeake Operating Company for their southern division. From 1991 to 1994, he was a drilling engineer working

Gulf of Mexico projects for AGIP Petroleum. Mr. Psencik earned his BS degree in petroleum engineering from Texas A&M University.

Sherry L. Spurlock, Chief Financial Officer. Prior to joining our company, Ms. Spurlock served as Chief Financial Officer of Sonterra Resources, Inc. and its predecessor companies. She also held the position of Chief Financial Officer of Boss Exploration & Production Corporation, where she was responsible for the preparation of the financial statements and other financial and accounting matters. From 2000 to 2005, Ms. Spurlock was the controller and held various other financial positions with United Oil & Minerals, LP, a private oil and gas exploration company. From 1992 to 2000, she served as controller at Brigham Exploration Company, an Austin-based publicly traded exploration and production company. While at Brigham, she was responsible for the SEC reporting and internal management reporting among other audit and accounting systems management. Prior to that, she held accounting positions at private and public oil and gas companies and began her career as a senior accountant at Deloitte, Haskins and Sells. Ms. Spurlock is a certified public accountant and holds a BBA degree in accounting from Stephen F. Austin State University.

Employment Agreements

On June 23, 2008, our Board of Directors approved the terms of and authorized us to enter into employment agreements with Mr. Pawelek, our President and Chief Executive Officer, Mr. Psencik, our Chief Operating Officer and Executive Vice President, and Ms. Spurlock, our Chief Financial Officer and Executive Vice President. The employment agreements and grants of equity awards under the employment agreements are subject to ratification by our stockholders, as Article XII of our bylaws provides that no employment contract shall be binding for a period of time to exceed 90 days unless the agreement is approved by our board of Directors, and our stockholders then ratify the Board’s approval at a Special Meeting of our stockholders called specifically for that purpose. In addition and in accordance with NASDAQ rules, equity grants and other equity compensation arrangements require stockholder approval. Since Mr. Pawelek served as our Chairman prior to his appointment as Chief Executive Officer and President, he cannot utilize the non-incumbent exception to the stockholder approval requirement.

The terms and provisions of each of the employment agreements are substantially similar, and the following provides a summary of the material terms of the employment agreements, which is qualified in its entirety by reference to the complete terms of such agreements, the forms of which are incorporated herein by reference, as filed with the Securities and Exchange Commission with our Form 8-K on June 25, 2008.

•
Term: Each employment agreement has an initial term of 90 days and an extended term of an additional three years. Both the initial term and the extended term of Mr. Pawelek’s employment agreement is subject to stockholder ratification and approval, and only the extended terms of Mr. Psencik’s and Ms. Spurlock’s employment agreements are subject to stockholder ratification and approval.

•	Annual Salaries: The employment agreements provide annual salaries of $200,000, $180,000, and $120,000 for Mr. Pawelek, Mr. Psencik and Ms. Spurlock, respectively.

•
Equity Awards (Restricted Common Stock): Each of the employment agreements granted the officer the right to be issued a number of shares of restricted common stock equal in value to $3,000,000 over a two-year period in three equal installments of $1,000,000. Mr. Psencik and Ms. Spurlock are new employees and have each been issued the first tranche, as their initial ninety (90) day employment terms are not subject to approval under our Bylaws or NASDAQ rules. In the event the stockholders ratify each of the officer’s employment agreement and approve the Plan, the first installment of restricted stock will be issued to Mr. Pawelek five days after stockholder ratification and approval. Absent ratification and approval, Mr. Pawelek will be entitled to a payment of $1,0000,000 under a separate non-competition agreement with the Company. Upon ratification and approval, the second installment of the restricted stock grant will be made on June 23, 2009, and the third installment will be made on June 23, 2010, as to all three employees. The number of shares of restricted stock to be issued in each installment will be determined by the public trading price of our common stock during the five day period preceding each installment issue date. The shares restricted stock may not be sold, transferred or hypothecated by the officers unless and until the restrictions lapse and the officer remains an employee. The restrictions on each tranche of restricted stock, assuming the conditions are met, will lapse on an annual basis beginning January 1, 2009.

•
Equity Award (Performance Options): Each of the officers have been granted the right to have issued performance stock options to purchase 833,334 shares of our common stock at an exercise price to be determined by the public trading price of our common stock during the five day period preceding the date on which the Plan is approved and the employment agreements are ratified by our stockholders under the terms of the Plan. The performance stock options vest in accordance with the achievement of certain performance criteria concerning our production of oil and gas and the increase on our oil and gas reserves, as reflected in the performance option vesting schedule table in footnote (2) to the “Current Awards Pursuant to Plan” section of this proxy statement, and expire on June 30, 2018. All unvested performance stock options shall fully vest and become exercisable upon the termination of an officer’s employment by us without cause or if the officer terminates employment with us for good reason, or the occurrence of other events as described further in the Plan.

•
Non-Competition: Under the terms of their respective employment agreement, each officer has agreed not to compete with us for a period of two years after the termination of employment with us. In addition, each officer has agreed not to solicit or induce any person or entity that is engaged in any business activity or relationship with us or any of our subsidiaries or affiliates to terminate or reduce that business activity or relationship d for a period of two year after the officer’s employment terminates.

•
Termination - Respective Rights: Under the terms of the employment agreements, we have the right to terminate each officer’s employment for cause. Our sole responsibility upon such termination would be the payment of accrued and unpaid salary, reimbursable expenses and vacation accrued through the employment termination date. If we terminate an officer’s employment without cause or if the officer terminates employment for good reason, we are obligated to pay the officer the lesser of six month’s salary or the salary remaining to be paid to the officer for the remaining term under the employment agreement, plus accrued and unpaid reimbursable expenses and vacation, and the continuation of group medical and dental insurance for the applicable period.

The Board of Directors recommends that you vote FOR the Approval and Ratification of the Employment Agreements our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and the Grants of Equity Awards to Each Respective Officer

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the National Association of Securities Dealers Automated Quotations System Global Market (“NASDAQ”). NASDAQ rules generally require that a majority of our directors and all of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be independent. Currently, we have five directors, three of whom qualify as independent directors under NASDAQ rules.

In making its determination of independence, the Board of Directors considers certain categorical standards of independence as set forth in stock exchange corporate governance rules and all relevant facts and circumstances to ascertain whether there is any relationship between a director and our company that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of the director. Under these standards and criteria, our Board of Directors has determined that Messrs. David Lieberman, Stanley Hirschman and Owen Naccarato are independent as defined in applicable Securities and Exchange Commission and NASDAQ rules and regulations and that each constitutes an “independent director” as defined in NASDAQ Marketplace Rule 4200.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our executive officers, one of whom is the Chairman of our Board of Directors, each has a direct and substantial interest in the matters to be voted on by our stockholders at the Special Meeting. On June 23, 2008, Mr. Michael J. Pawelek, our Chairman of our Board of Directors, was appointed our Chief Executive Officer and President. Additionally, Mr. Wayne Psencik was also appointed Executive Vice President and Chief Operating Officer, and Ms. Sherry L. Spurlock was appointed Executive Vice President and Chief Financial Officer.

In connection with these appointments, we executed employment agreements with each new executive officer, which provide for fixed salaries and both incentive and equity compensation in the form of restricted stock grants and performance stock options. The equity compensation granted in the respective employments agreements is dependent upon and governed by our Equity Incentive Compensation Plan, which was adopted by our Board of Directors on June 30, 2008. We are seeking the ratification and approval of our stockholders of the employment agreements, the Equity Incentive Compensation Plan, and the equity grants under each employment agreement, in which Messrs. Pawelek and Psencik and Ms. Spurlock have a direct and substantial interest.

OTHER BUSINESS

Management knows of no business to be presented at the Special Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of stockholders arise, management will vote the proxies according to their best judgment in our interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 20, 2008, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our current named executive officers, (iii) each of our directors and (iv) all our directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o South Texas Oil Company, 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258. The percentage of common stock beneficially owned is based on 16,099,099 shares outstanding as of August 20, 2008.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Right to Acquire Beneficial Ownership within 60 days (1)	Total	Percentage Beneficial Ownership (2)
The Longview Fund, L.P. (3) 600 Montgomery Street, 44th Floor San Francisco, CA 94111	7,315,005	49,900	7,364,905	45.60%
Doud Oil & Gas Company LLC (4) 25528 Genesee Trail Road Golden, CO 80401	2,419,355	—	2,419,355	15.03%
Murray Conradie (5) 101 Hensley Circle Austin, TX 78738	846,380	25,000	871,380	5.40%

Directors and Named Executive Officers
Edward Shaw, Director	98,800	211,070	309,870	1.90%
Owen Naccarato, Director	20,000	20,000	40,000	*
Stanley Hirschman, Director		20,000	20,000	*
David Lieberman, Director		20,000	20,000	*
Michael J. Pawelek, CEO, Director	—	—	—	—
Wayne Psencik, COO	258,264	—	258,264	1.60%
Sherry L. Spurlock, CFO	258,254		258,264	1.60%

Executive Officers and Directors as a group	635,328	271,070	906,398	5.53%

*	Amount represents less than 1% of our common stock

(1)
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)
For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, shares which such person or group has the right to acquire within 60 days of August 20, 2008 are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(3)
Based on information reported on a Form 4 filed with the Securities and Exchange Commission on December 19, 2007, this amount represents the securities reported as beneficially owned by The Longview Fund, L.P. and by the following Longview affiliates: Viking Asset Management, LLC, Viking Asset Management, Ltd., Peter T. Benz, Merrick D. Okamoto, Wayne H. Coleson, S. Michael Rudolph and Longview Fund International, Ltd. The Longview Fund, L.P. and each of the Longview affiliates disclaims membership in a group, within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended.

(4)	Based on Schedule 13 filing with the Securities and Exchange Commission

(5)	Based on form 5/A filing with the Securities and Exchange Commission

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the aggregate cash compensation or booked value paid by us for services rendered during the periods indicated to our directors and executive officers:

Summary Compensation Table

Name & Position	Year	Salary ($)	Option Awards $	All Other Comp ($)	Total ($)
Murray Conradie, CEO	2006	165,000	—	5,000(3)	170,000
	2007	207,000	1,306,863(2)	5,000(3)	1,332,563

J. Scott Zimmerman, President	2006	—	—	—	—
	2007	124,285(1)	261,373(2)	—	385,658

Edward Shaw, COO	2006	72,000	—	8,300(4)	80,300
	2007	90,750	1,045,490(2)	8,300(4)	1,144,540

(1)	Annualized amount; Mr. Zimmerman resigned June 23, 2008.

(2)
Mr. Conradie received options for 225,000 shares of common stock in 2007. Mr. Zimmerman received options for 45,000 shares of common stock in 2007. Mr. Shaw received options for 180,000 shares of common stock in 2007. The employee options vest ratably over a three-year period ,with such options exercisable at the stock's market price as of October 1, 2007 ($9.45 per share), and expire October 1, 2012.

(3)	Mr. Conradie received a $500 per month vehicle allowance.

(4)	Mr. Shaw received a $445 per month vehicle allowance and a $245 per month allowance for expenses

Other than as set forth in the above table, the executive officers did not receive any common stock in compensation for their services for the periods covered by the table. The options listed in the table vest as follows. Options that have not vested upon the termination of an employee’s employment with the Company are not exercisable.

Option Vesting Table

Options	Year 1 (10/07/2008)	Year 2 (10/07/2009)	Year 3 (10/07/2009)	On Sale of Company	Total
Murray Conradie CEO	25,000	25,000	25,000	150,000	225,000
Scott Zimmerman President	15,000	15,000	15,000	0	45,000
Edward Shaw COO	20,000	20,000	20,000	120,000	180,000

Employment Agreements

On April 1, 2004, we entered into an employment agreement with Murray Conradie. The term of employment was for five (5) years. Through January 22, 2008, Mr. Conradie served as our CEO, Chairman and Director. We agreed to pay Mr. Conradie a base salary of $24,000 per annum for the first year of employment and, in the discretion of the Board of Directors, to adjust his salary based on performance of our business and time devoted solely to our business operations. At the end of 2007, Mr. Conradie’s annualized salary was $207,000. In addition to the cash compensation earned by Mr. Conradie, we granted Mr. Conradie incentive options to purchase shares of our common stock.

On January 22, 2008, Mr. Conradie resigned as a director and officer our parent company and all of our subsidiaries. Mr. Conradie has been retained by the Company as a consultant for a one-year period to assist in the management transition and to offer guidance on specific current or anticipated business opportunities and projects, which agreement can be terminated by either party after the expiration of the initial 90 days of the contract term. The Company has agreed to continue Mr. Conradie's current compensation package, including benefits, on an independent contractor basis during the full consulting contract period.

On December 1, 2005, we entered into an employment agreement with Edward Shaw. The term of employment is five (5) years. Mr. Shaw served as Chief Operational Officer. We agreed to pay Mr. Shaw a base salary of $48,000 per annum for the first year of employment and, in the discretion of the Board of Directors, to adjust his salary based on performance of our business and time devoted solely to our business operations. At the end of 2007, Mr. Shaw’s annualized salary was $90,750. In addition to the cash compensation earned by Mr. Shaw, we granted Mr. Shaw incentive options to purchase shares of our common stock according to the Executive Stock Option Plan.

On June 18, 2007, Mr. Zimmerman was appointed our President. On January 22, 2008 he was appointed our Chief Executive Officer and a director of out Board, upon the resignation of Mr. Conradie. Mr. Zimmerman retained those positions with us until June 23, 2008, when he resigned. In addition to the cash compensation earned by Mr. Zimmerman, we granted Mr. Zimmerman incentive options to purchase shares of our common stock according to the Executive Stock Option Plan. Mr. Zimmerman did not have a written employment contract with us.

For current management employees, see discussion of Employment Agreements commencing on Page 11 of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

Name & Title	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Not Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Murray Conradie CEO	none	225,000(1)	225,000	$9.45	10/01/2012	225,000	n/a	none	none
Scott Zimmerman President	none	45,000	45,000	$9.45	10/01/2012	45,000	n/a	none	none
Edward Shaw COO	none	180,000(2)	180,000	$9.45	10/01/2012	180,000	n/a	none	none

(1)	Of Mr. Conradie’s options for 225,000 shares of common stock, options for 150,000 shares vest upon the sale of the company

(2)	Of Mr. Shaw’s options for 180,000 shares of common stock, options for 120,000 shares vest upon the sale of the company

Compensation of Directors

The following table sets forth the aggregate cash compensation paid by us to our directors for services rendered during the period indicated.

Director Compensation Table -2007

In connection with the proposal to approve our Equity Incentive Compensation Plan, we are required to disclose information regarding our director compensation, as of our most recently completed fiscal year ending December 31, 2007.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Stanley Hirschman	$3,000	none	$103,081	none	none	none	$106,081
David Lieberman	$3,000	none	$103,081	none	none	none	$106,081
Owen Naccarato	$3,000	none	$103,081	none	none	none	$106,081
Murray Conradie	—	—	—	—	—	—	—
Edward Shaw	—	—	—	—	—	—	—

(1)	Paid to independent directors.

(2)
Based on options for 20,000 shares of common stock. Amounts listed in this column represent the compensation expense of stock awards and option awards recognized by us under Statement of Financial Accounting Standards No. 123 (revised 2004) (SFAS 123R) for fiscal year ending December 31, 2007, rather than amounts realized by the named individuals.

Narrative to Directors’ Compensation Table

For fiscal year 2007, each non-employee director received an annual cash retainer fee of $3,000 for the partial year during which these directors served in that capacity, for all services including committee participation and meetings of the Board of Directors attended regardless of form of attendance. Employee directors were not compensated in cash for their service on our Board of Directors. All directors are reimbursed for their reasonable out-of-pocket expenses in serving on the Board of Directors or any committee of the Board of Directors.

For our fiscal year ending December 31, 2007, each non-employee director who was elected as a non-employee director received options to purchase 20,000 shares of our common at an exercise price of $9.45 per share. The options will vest on October 1, 2008, subject to earlier termination following the director’s cessation of Board of Directors service for any reason. The options will have a term of 10 years, subject to earlier termination following the director’s cessation of Board of Directors service.

Whether or not you intend to be present at the Special Meeting of Stockholders, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors

/s/ Roy D. Toulan, Jr.
Corporate Secretary

San Antonio, Texas
August 28, 2008

EXHIBIT A

EQUITY INCENTIVE COMPENSATION PLAN

EQUITY INCENTIVE COMPENSATION PLAN
of
SOUTH TEXAS OIL COMPANY

1. PURPOSES OF THE PLAN. This stock incentive plan (the “Plan”) is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants and directors who are not employees of South Texas Oil Company, Inc., a Nevada corporation (the “Company”), or any of its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options which do not qualify as ISOs (“NQSOs”), stock appreciation rights (“SARs”) and capital stock of the Company which may be subject to contingencies or restrictions (collectively, “Awards”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company (“Common Stock”) for which Awards may be granted under the Plan shall not exceed 11.5 million shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than three directors, at least two (2) of whom shall be a “non-employee director” within the meaning of Rule 16b-3 (as defined in Paragraph 18) (collectively, the “Committee”). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the employees, officers, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option or SAR; the date each option or SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the “Contract”), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met (all of which are described in more detail in the paragraph immediately below) whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder, except as a result of gross negligence or willful misconduct.

The ability to exercise Options or SARs, and the lapsing of any Forfeiture Restrictions (as defined in Paragraph 6) on an Award of stock may be subject to contingencies and restrictions determined by the Committee in its sole discretion, and the Committee may provide that vesting will occur, or the Forfeiture Restrictions will lapse upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Award holder’s continued employment as an employee with the Company or continued service as a consultant or director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Award may, in the discretion of the Committee, have different vesting provisions or Forfeiture Restrictions.

4. OPTIONS

(a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options or SARs that may be granted to any employee during any calendar year under the Plan (the “162(m) Maximum”) shall be 3,000,000 shares; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

(b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO or NQSO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments over a maximum six month period) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

5. STOCK APPRECIATION RIGHTS.

(a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance factor as set forth in the Contract; provided, however, that such performance factor shall meet the requirements for “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall not violate the requirements, or cause any Award to violate the requirements, of Section 409A of the Code.

(b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

(c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

(d) EXERCISE. A SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

The holder of a SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company’s transfer agent representing such shares.

In no case may a SAR be exercised with respect to a fraction of a share of Common Stock.

6. RESTRICTED STOCK AND STOCK AWARDS. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such current employees (including officers and directors who are employees) of, or consultants and directors who are not employees to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine (if any), as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company’s transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company (a “Forfeiture Restriction”). The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder’s relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 18), such option shall terminate immediately.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual’s right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder’s relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder’s relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or voluntarily by the employee or consultant without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder’s relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder’s relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, NASDAQ or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

In the event of (a) there has occurred a change in control as the term “control” is defined in Rule 12b-2 promulgated under the Exchange Act; (b) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least 51% of the entire Board of Directors; (c) when a majority of the directors elected at any Annual meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company’s incumbent Board of Directors; (d) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least 80% of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (e) if the stockholders of the Company approve a plan of complete liquidation of the Company; or (f) if the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company’s assets (any of items (a), (b), (c), (d), (e) or (f) a “Significant Transaction”) any outstanding options, SARs or unvested stock shall immediately vest prior to the earliest to occur of any such Transaction. Upon the closing of a Significant Transaction, any outstanding option, SAR, or capital stock not otherwise assumed by a third party as a result of the Significant Transaction shall be automatically exchanged for the same type of consideration received by stockholders of the Company as a result of the Significant Transaction, less the value of the exercise price under any such Award (if any).

12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on June 30, 2008. No ISO may be granted under the Plan after June 30, 2018. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effec-tive without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attach-ment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

14. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may, if required, withhold (a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the date of issuance or exercise, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Com-pany and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation.

18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Cause” shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, (ii) in the case of a director, if there is a written agreement or by-law provision which defines termination of such relationship for cause, cause as defined in such agreement or by-law provision, and (iii) in all other cases, cause as defined by applicable state law.

(b) “Constituent Corporation” shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

(c) “Disability” shall mean (i) as defined under a written agreement or instrument between the Award holder and the Company, and (ii) in all other cases a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Fair Market Value” of a share of Common Stock on any day shall mean (i) if the Company's Common Stock is traded on a national securities exchange or is quoted on market established by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ’), then the closing price; (ii) if the Company's Common Stock is not traded on a securities exchange or on a

NASDAQ market, but is traded in the over-the-counter market or on the "pink sheets", then the average of the closing bid and ask prices reported for such day; provided, however, that if clauses (i) and (ii) of this subparagraph are inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors through the reasonable application of a reasonable valuation method that is consistent with applicable regulations adopted by the Treasury Department relating to stock options and Section 409A of the Code.

(f) “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

(g) “Outside Director” shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

(h) “Parent” shall have the same definition as “parent corporation” in Section 424(e) of the Code.

(i) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

(j) “Subsidiary” shall have the same definition as “subsidiary corporation” in Section 424(f) of the Code.

19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding ISO’s issued in substitution for outstanding ISO pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Committee may grant ISO’s under the Plan prior to approval of the Plan by the stockholders, but until such approval is obtained, no such ISO shall be exercisable. In the event that stockholder approval of the Plan is not obtained within the twelve (12) month period provided above, all ISO’s previously granted under the Plan shall be exercisable as NQSO’s.

ADOPTED: June 30, 2008

EXHIBIT B

FORM OF GRANT OF STOCK AWARDS RIGHTS AND PERFORMANCE OPTION RIGHTS
(Pawelek)

GRANT
STOCK AWARDS RIGHTS
PERFORMANCE OPTION RIGHTS

This Grant of Stock Awards Rights and Performance Option Rights is made this June 30, 2008 by South Texas Oil Company (the “Company”) to Michael J. Pawelek (the “Grantee”).

Unless otherwise noted, defined terms used herein are those terms as defined in Mr. Pawelek’s Employment Agreement, executed June 23, 2008.

Restricted Shares

The Company hereby grants to Grantee, pursuant to Section 4(a)(i) of the Employment Agreement entered into between the Company and the Grantee, dated June 23, 2008, the right to be issued by the Company that number of shares of the Common Stock of the Company equal in value to an aggregate of $3,000,000, in three separate tranches, each tranche having a value of $1,000,000 to be calculated as set forth below (the “Stock Award Rights”), on the following dates (the “Issue Dates”), provided that as of each such issuance this Employment Agreement has not terminated: first tranche, within five (5) days after Shareholder Ratification, as defined in the Employment Agreement; second tranche, June 23, 2009; third tranche, June 23, 2010.

The number of Restricted Shares issued in the first tranche shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the Grant Date on which the Common Stock was traded on the Principal Market for the Common Stock. The number of Restricted Shares issued in the second and third tranches, respectively, shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the first (second tranche) and second (third tranche) anniversary dates of this Agreement, respectively, on which the Common Stock was traded on the Principal Market for the Common Stock. In no event shall the average of the Weighted Average Price be deemed to be less than $0.50 per share in determining the number of Restricted Shares to be issued in any tranche.

The shares of Common Stock to be issued pursuant to this Grant of Stock Awards Rights (the “Restricted Shares”) shall be subject to a Restricted Stock Agreement and may not be sold, transferred or hypothecated by the Grantee unless and until such date, if any, that both (i) the respective Lapse Date for such Restricted Shares has occurred, and (ii) the Grantee has been continuously employed by the Company from and including the date hereof and through and including the respective Lapse Date. Notwithstanding anything to the contrary herein, in no event shall any Restricted Shares be issued after the termination of the Employment Agreement.

The right to be issued the Restricted Shares shall be effective and binding on the Company only upon and subject to Shareholder Ratification, and in no event shall the Restricted Shares be issued until stockholder approval of a Restricted Stock Agreement.

B-1

Stock Options

The Company hereby grants to Grantee, pursuant to Section 4(a)(ii) of the Employment Agreement entered into between the Company and the Grantee, dated June 23, 2008, the right to be issued by the Company an option under the a Stock Option Agreement to purchase 833,334 shares of Common Stock (the “Performance Option”) and an Equity Incentive Compensation Plan pursuant to which the Performance Option may be issued to the Employee; provided that, the Performance Option shall be effective and binding on the Company only upon and subject to Shareholder Ratification and stockholder approval of the Stock Option Agreement, and in no event shall the Performance Option be issued or exercisable until stockholder approval of the Stock Option Agreement.

The Performance Option shall be subject to the terms and conditions of a Stock Option Agreement between the Employee and the Company in the form attached hereto as Exhibit A, and such terms and conditions shall include the following: (A) the grant date of the Performance Option shall be the date on which the Equity Incentive Compensation Plan is approved by the Company’s stockholders(the “Option Grant Date”), (B) the exercise price under the Performance Option shall be the “fair market value” of Common Stock on the Option Grant Date (if “fair market value” is defined in the Option Plan), or such other exercise price as determined pursuant to the Option Plan, (C) the term of the Performance Option shall be ten (10) years, and (D) the Performance Option shall vest and become exercisable with respect to shares thereunder to the extent that the Company has achieved its Performance Objectives as set forth in Exhibit B (so long as the Employee is an employee of the Company on such date of vesting).

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

South Texas Oil Company

By:  _____________________________
Name:
Title:

GRANTEE

________________________________
Michael J. Pawelek
Address:  _________________________
                  _________________________

B-2

EXHIBIT C

FORM OF GRANT OF STOCK AWARDS RIGHTS AND PERFORMANCE OPTION RIGHTS
(Psencik and Spurlock)

GRANT
STOCK AWARDS RIGHTS
PERFORMANCE OPTION RIGHTS

This Grant of Stock Awards Rights is made this June 30, 2008 by South Texas Oil Company (the “Company”) to [Wayne Psencik] [Sherry Spurlock] (the “Grantee”).

Unless otherwise noted, defined terms used herein are those terms as defined in Mr. Psencik’s Employment Agreement, executed June 23, 2008.

Restricted Shares

The Company hereby grants to Grantee, pursuant to Section 4(a)(i) the Employment Agreement entered into between the Company and the Grantee, dated June 23, 2008, the right to be issued by the Company that number of shares of the Common Stock of the Company equal in value to an aggregate of $3,000,000, in three separate tranches, each tranche having a value of $1,000,000 to be calculated as set forth below (the “Stock Award Rights”), on the following dates (the “Issue Dates”), provided that as of each such issuance this Employment Agreement has not terminated: first tranche, within five (5) days after the Grant Date; second tranche, June 23, 2009; third tranche, June 23, 2010.

The number of Restricted Shares issued in the first tranche shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the Grant Date on which the Common Stock was traded on the Principal Market for the Common Stock. The number of Restricted Shares issued in the second and third tranches, respectively, shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the first (second tranche) and second (third tranche) anniversary dates of this Agreement, respectively, on which the Common Stock was traded on the Principal Market for the Common Stock. In no event shall the average of the Weighted Average Price be deemed to be less than $0.50 per share in determining the number of Restricted Shares to be issued in any tranche.

The shares of Common Stock to be issued pursuant to this Grant of Stock Awards Rights (the “Restricted Shares”) shall be subject to a Restricted Stock Agreement and may not be sold, transferred or hypothecated by the Grantee unless and until such date, if any, that both (i) the respective Lapse Date for such Restricted Shares has occurred, and (ii) with respect to the second and third tranches, the Grantee has been continuously employed by the Company from and including the date hereof and through and including the respective Lapse Date.

The right to be issued the second and third tranches of Restricted Shares shall be effective and binding on the Company only upon and subject to Shareholder Ratification, and in no event shall the Restricted Shares be issued until stockholder approval of a Restricted Stock Agreement.

Stock Options

The Company hereby grants to Grantee, pursuant to Section 4(a)(ii) of the Employment Agreement entered into between the Company and the Grantee, dated June 23, 2008, the right to be issued by the Company an option under the a Stock Option Agreement to purchase 833,334 shares of Common Stock (the “Performance Option”) and an Equity Incentive Compensation Plan pursuant to which the Performance Option may be issued to the Employee; provided that, the Performance Option shall be effective and binding on the Company only upon and subject to Shareholder Ratification and stockholder

C-1

approval of the Stock Option Agreement, and in no event shall the Performance Option be issued or exercisable until stockholder approval of the Stock Option Agreement

The Performance Option shall be subject to the terms and conditions of a Stock Option Agreement between the Employee and the Company (the “Stock Option Agreement”) in the form attached hereto as Exhibit A, and such terms and conditions shall include the following: (A) the grant date of the Performance Option shall be the date on which the Equity Incentive Compensation Plan is approved by the Company’s stockholders (the “Option Grant Date”), (B) the exercise price under the Performance Option shall be the “fair market value” of Common Stock on the Option Grant Date (if “fair market value” is defined in the Option Plan), or such other exercise price as determined pursuant to the Option Plan, (C) the term of the Performance Option shall be ten (10) years, and (D) the Performance Option shall vest and become exercisable with respect to shares thereunder to the extent that the Company has achieved its Performance Objectives as set forth in Exhibit B (so long as the Employee is an employee of the Company on such date of vesting).

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

South Texas Oil Company

By:  _____________________________
Name:
Title:

GRANTEE

________________________________
[Wayne Psencik] [Sherry Spurlock]
Address:  _________________________
                  _________________________

C-2

EXHIBIT D

FORM OF RESTRICTED SHARE AGREEMENT

SOUTH TEXAS OIL COMPANY

form of
Restricted stock AGREEMENT
(FIRST Tranche)

This RESTRICTED STOCK AGREEMENT, dated as of June 30, 2008 (this "Agreement"), by and between South Texas Oil Company, a Nevada corporation (the "Company"), and Psencik & Spurlock the "Grantee").

The Grantee is an officer of the Company. On June 23, 2008 (the “Grant Date”), the Company's Board of Directors accepted and adopted the determination of the Compensation Committee to grant to the Grantee an award of restricted shares of Common Stock in the number of shares set forth below (the “Award”), pursuant to the Equity Incentive Compensation Plan of South Texas Oil Company (the “Plan”), and such grant has been made conditioned upon the Grantee entering into this Agreement with the Company with respect to such shares. Capitalized terms used in this Agreement not defined herein shall have the meaning set forth in the Plan, the terms of which shall be incorporated herein by reference.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. Grant. The Company hereby grants to the Grantee an Award of 258,264 restricted shares of Common Stock (the “Restricted Shares”), pursuant to the Employment Agreement entered into between the Company and the Grantee, dated June 23, 2008 (the “Employment Agreement”), attached hereto as Exhibit A.

2. Forfeiture Restrictions. Until the shares have vested pursuant to Section 4, the Restricted Shares (1) may not be sold, assigned, pledged, exchanged, hypothecated, or otherwise transferred, encumbered, or disposed of by Grantee and (2) with respect to the restricted shares in the second and third tranches, will be forfeited to the Company by Grantee for no consideration upon termination of Grantee’s employment with the Company for any reason other than a termination of employment by the Company without Cause (as defined in the Employment Agreement) or a termination by Grantee for Good Reason (as defined in the Employment Agreement) as described in Section 7(d) of the Employment Agreement (the “Forfeiture Restrictions”.)

3. Issuance of Shares.

a.	Issuance of Certificate.

i. Subject to Section 9 of the Plan and Section 12 herein, a certificate or certificates evidencing the Restricted Shares will be issued by the Company to, and registered in the name of, Grantee. The Company may at any time place legends referencing the Forfeiture Restrictions and any other restrictions on all certificates representing shares of Stock subject to the provisions of this Agreement. Unless and until a certificate or certificates representing such shares will have been issued by the Company to Grantee, Grantee will not be or have any of the rights or privileges of a shareholder of the Company with respect to the Restricted Shares.

ii. Upon the issuance of such certificate or certificates evidencing the Restricted Shares to Grantee, Grantee will have the right to receive dividends with respect to such shares, subject to the terms of this Agreement, to vote such shares, and to enjoy all the other shareholder rights, except that (1) Grantee will not be entitled to the delivery of such certificate until the Forfeiture Restrictions have lapsed, (2) the Company will retain custody of such certificates until the Forfeiture Restrictions have lapsed, (3) Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the Forfeiture Restrictions have lapsed, and (4) a breach of any of the terms and conditions set forth in the Plan and this Agreement will cause a forfeiture of such shares.

b. Election Under Section 83(b) of the Code. Grantee understands that Grantee should consult with Grantee’s tax advisor regarding the advisability of filing with the Internal Revenue Service an election under section 83(b) of the Code with respect to the Restricted Shares so acquired by Grantee for which the Forfeiture Restrictions have not lapsed. This election must be filed no later than 30 days after the date on which Grantee is issued such Restricted Shares. This time period cannot be extended. Grantee acknowledges (1) that Grantee has been advised to consult with a tax advisor regarding the tax consequences to Grantee of the receipt of the Restricted Shares and (2) that timely filing of a section 83(b) election is Grantee’s sole responsibility, even if Grantee requests the Company or its representative to file such election on Grantee’s behalf.

c. Establishment of Escrow.

i. To ensure that the shares subject to the Forfeiture Restrictions will be available to the Company upon forfeiture or repurchase, as applicable, Grantee will be required to deposit the certificate evidencing the shares with the Company or an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. The Company will bear the expenses of the escrow. After the expiration of the Forfeiture Restrictions, the escrow agent will deliver to Grantee, at the Grantee’s written request, the shares and any other property no longer subject to such Forfeiture Restrictions as soon as practicable after receipt of such written request, but not more frequently than twice each calendar year.

ii. Upon the occurrence of a Significant Transaction, recapitalization or other change in Common Stock described in Section 11 of the Plan or Section 10 herein, any and all new, substituted, or additional securities or other property to which Grantee is entitled by reason of Grantee’s ownership of the Restricted Shares that remain subject to the Forfeiture Restrictions following such Corporate Change, recapitalization, or other change in Stock will be immediately subject to such Forfeiture Restrictions and to escrow to the same extent as such shares of Common Stock immediately before such event.

d. Restrictions on Issuance. It shall be a condition to the issuance of any share of Common Stock under this Award either that (a) a registration statement under the Securities Act, with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Restricted Shares may not be issued if the issuance of the shares of Common Stock would constitute a violation of the Securities Act or any applicable federal or state securities laws or regulations or any other applicable laws or regulations. As a condition precedent to the issuance of any of the Restricted Shares, the Company may require the Grantee to make such representations and warranties, to agree to such covenants for the benefit of the Company and enter into such agreements with the Company, as the Company may consider necessary or convenient to facilitate compliance with any such applicable law or regulation.

4. Forfeiture Restrictions; Vesting.

a. Forfeiture Restrictions. The Restricted Shares will be subject to Forfeiture Restrictions, until such time that the Forfeiture Restrictions lapse pursuant to the schedule set forth in Section 4(b) (the “Vesting Schedule”) or an event set forth in Section 4(c). Until they so lapse, the Forfeiture Restrictions will be binding upon and enforceable against Grantee and any transferee of Grantee’s Restricted Shares.

b. Vesting Schedule. Subject to acceleration as described in Section 4(c), the Forfeiture Restrictions shall lapse as to all the Restricted Shares on January 1, 2009.

c. Acceleration of Lapsing of Forfeiture Restrictions.

i. If Grantee’s employment terminates as set forth in Section 7(d) of the Employment Agreement, or by reason of death or Disability (as defined in the Employment Agreement), the Forfeiture Restrictions will lapse, effective as of the date of Grantee’s termination, as to all of the shares subject to this Award.

ii. The Forfeiture Restrictions shall also lapse as to all Restricted Shares subject to this Award immediately prior to a Significant Transaction.

d. Termination of Grantee’s Service. Upon termination of Grantee’s Service for any reason other than as described in Section 4(c)(i), the Forfeiture Restrictions of the Restricted Shares will cease to lapse, and all Restricted Shares will be forfeited to the Company.

5. Continuation as an Employee. Nothing in this Agreement shall confer upon the Grantee any right to continue as an officer or employee of the Company or any of its subsidiaries, if applicable, or interfere in any way with the right of the Company or any such Subsidiary, if applicable, to terminate the Grantee as an officer or employee at any time or for any reason whatsoever, subject to, in the case of an officer, to any employment agreement between the Company or any such Subsidiary, as the case may be, and the Grantee.

6. Continuation as a Director or a Consultant. Nothing in this Agreement shall confer on the Grantee any right to continue as an employee of, or consultant to, the Company or any of its subsidiaries, or interfere in any way with any right of the Company or any such Subsidiary to terminate such relationship at any time for any reason whatsoever, subject to any other applicable agreement between the Company and such Subsidiary, as the case may be, or the Grantee.

7. Conflicts. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any employment agreement or severance agreement between the Company and the Grantee, the terms and provisions of this Agreement shall control.

8. Withholding Taxes. The Company, or any of its subsidiaries, may withhold (a) cash or (b) with the consent of the Board through a “net issuance” of shares, shares of Common Stock to be issued under the Award having an aggregate value (based upon the Fair Market Value of such shares of Common Stock on the date on which the applicable taxes are incurred), or (c) a combination of cash and shares as described in (b) above equal to the amount which the Board determines is necessary to satisfy the obligation of the Company such Subsidiary to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, or disposition of any Restricted Shares. Alternatively, the Company may require the Grantee to pay to the Company such amount, in cash, promptly upon demand.

9. Non-Transferability. Except to the extent provided herein, the Restricted Shares may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and, until such date the Forfeiture Restrictions lapse, any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect. The Company will not be required (1) to transfer on its books any shares that have transferred in violation of this Agreement or (2) to treat as owner of shares, to accord the right to vote as such owner, or to pay dividends to any transferee to whom such shares will be so transferred.

10. Adjustments upon Change in Common Stock.

a. Except as may otherwise be provided in the Employment Agreement or other applicable agreement between the Company and the Grantee, in the event of a stock dividend,

recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number of kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Award shall be appropriately adjusted by the Board, whose determination shall be conclusive and binding on all parties.

b. In the event of a Significant Transaction, all outstanding Restricted Shares shall immediately vest prior to the occurrence of any such Significant Transaction pursuant to Section 4(c)(i). Upon the closing of a Significant Transaction, each share that vests and is issued under this Award shall be automatically exchanged for the same type of consideration received by stockholders of the Company as a result of the Significant Transaction.

11. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under this Award and may issue each "stop transfer" instructions to its transfer agent in respect of such shares as it the Company determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable securities laws, (b) implement the provisions of any agreement between the Company and the Grantee with respect to such shares of Common Stock.

12. Entire Agreement. The Plan and this Agreement, together with the Employment Agreement or other applicable agreement(s) between the Company or any Subsidiary of the Company, on the one hand, and the Grantee, on the other hand, represent and constitute the entire understanding and agreement between the parties with respect to the subject matter thereof and, taken together, supersede all prior and or contemporaneous understandings and agreements (written or oral) between them with respect to such subject matter, all of which are merged herein.

13. Governing Law. This Agreement and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflict or choice of law provisions that would result in the application of the substantive laws of another jurisdiction.

14. Amendment. This Agreement may only be amended by a written instrument by the Company and the Grantee.

15. Headings; Counterparts. The section headings in this Agreement are inserted for convenience of reference only, and shall not be given any effect in connection with the construction or interpretation of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

South Texas Oil Company

By:  ___________________________
Name:
Title:

GRANTEE

_______________________________
Name:  _________________________
Address:  _______________________

EXHIBIT E

FORM OF STOCK OPTION AGREEMENT

SOUTH TEXAS OIL COMPANY
STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT, dated as of _________, 2008 (this "Agreement"), by and between South Texas Oil Company, a Nevada corporation (the "Company"), and [ ] (the "Optionee").

The Optionee is an officer of the Company. On June 30, 2008,, the Company's Board of Directors accepted and adopted the determination of the Compensation Committee to grant to the Optionee an Option (as hereinafter defined) to purchase shares of Common Stock, pursuant to the Equity Incentive Compensation Plan of South Texas Oil Company (the “Plan”), upon the approval of said Plan by the Company’s stockholders (the “Option Grant Date”), and such grant has been made conditioned upon the Optionee entering into this Agreement with the Company with respect to such options. Capitalized terms used in this Agreement not defined herein shall have the meaning set forth in the Plan, the terms of which shall be incorporated herein by reference.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. Grant. The Company hereby grants to the Optionee an option to purchase 833,334 shares of Common Stock, (the “Option”) at the price and on the terms and provisions set forth herein. This Option is intended to be an ISO; provided, however, to the extent the Option becomes exercisable as to more than $100,000 in any given year, the portion Option will be treated as a NQSO.

2. Date of Grant; Term of Options. The grant of the Options shall occur on the Option Grant Date. None of the Options may be exercised later than 5:00 p.m. on June 30, 2018 (the "Expiration Date").

3. Option Exercise Price. The Option shall have an exercise price of $_______ per share of Common Stock (the "Exercise Price").

4. Exercise of Option.

a. Vesting. The Option shall be exercisable only in accordance with the terms and provisions of this Agreement and shall only be exercisable as to the number of shares that have vested under such Option. The shares under the Option shall vest upon satisfaction of the “Performance Objectives” and in the numbers of Option shares as set forth in Exhibit A to the Employment Agreement entered into between the Company and the Optionee, dated June 23, 2008, (the “Employment Agreement”), attached hereto as Appendix A. In addition, all unvested shares under the Option shall fully vest and become exercisable upon (i) a termination of Optionee’s employment as described in Section 7(d) of the Employment Agreement and (ii) the occurrence of a Significant Transaction as described in Section 14(b).

b. Right to Exercise. The Option, to the extent then vested and exercisable, may be exercised at such times and subject to such procedures as are set forth in this Agreement and as the Company from time to time may establish. Any unvested portion of an Option may not be exercised. In no event may the Option be exercised after the Expiration Date.

c. Method of Exercise Payment of Exercise Price.

i. The Option (or any part thereof), to the extent then vested and exercisable, shall be exercised by giving written notice to the Company at its principal office to the attention of the General Counsel, indicating that this Option is being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate Exercise Price thereof.

ii. The Exercise Price for the Option being exercised may be paid by (A) in cash and/or by certified check, (B) with the authorization of the Company’s Board of Directors (the “Board”), with previously acquired shares of Common Stock having an aggregate Fair Market Value, on the date of exercise, equal to the aggregate Exercise Price of all Options being exercised, or (C) some combination thereof. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Option until all required payments with respect thereto, including payments for any required withholding taxes and other withholding amounts, if applicable, have been paid in full to the Company.

iii. In addition, as long as the shares of Common Stock underlying the Options have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and under any other applicable federal securities laws, and the applicable registration statement remains in effect, the aggregate Exercise Price of the Options being exercised may be paid by the Optionee delivering a properly executed notice to the Company (as aforesaid), together with a copy of the Optionee’s irrevocable instructions to a brokerage firm acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such Exercise Price.

iv. In no case may a fraction of a share of Common Stock be purchased or issued to the Optionee pursuant hereto.

5. Restrictions on Exercise. It shall be a condition to the issuance of any share of Common Stock upon the exercise of the Options either that (a) a registration statement under the Securities Act, with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Options may not be exercised if the issuance of the shares of Common Stock upon such exercise would constitute a violation of the Securities Act or any applicable federal or state securities laws or regulations or any other applicable laws or regulations. As a condition precedent to the exercise of any of the Options, the Company may require the Optionee to make such representations and warranties, to agree to such covenants for the benefit of the Company and enter into such agreements with the Company, as the Company may consider necessary or convenient to facilitate compliance with any such applicable law or regulation.

6. Continuation as an Employee. Nothing in this Agreement shall confer upon the Optionee any right to continue as an officer or employee of the Company or any of its subsidiaries, if applicable, or interfere in any way with the right of the Company or any such Subsidiary, if applicable, to terminate the Optionee as an officer or employee at any time or for any reason whatsoever, subject to, in the case of an officer, to any employment agreement between the Company or any such Subsidiary, as the case may be, and the Optionee.

7. Continuation as an Employee or a Consultant. Nothing in this Agreement shall confer on the Optionee any right to continue as an employee of, or consultant to, the Company or any of its subsidiaries, or interfere in any way with any right of the Company or any such Subsidiary to terminate such relationship at any time for any reason whatsoever, subject to any other applicable agreement between the Company and such Subsidiary, as the case may be, or the Optionee.

8. Conflicts. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any employment agreement or severance agreement between the Company and the Optionee, the terms and provisions of this Agreement shall control.

9. Withholding Taxes. The Company, or any of its subsidiaries, may withhold (a) cash or (b) with the consent of the Board through a “net issuance” of shares, shares of Common Stock to be issued upon exercise of any Options having an aggregate value (based upon the Fair Market Value of such shares of Common Stock on the date on which the applicable taxes are incurred), or (c) a combination of cash and shares as described in (b) above equal to the amount which the Board determines is necessary to satisfy the obligation of the Company such Subsidiary to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of any Options, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay to the Company such amount, in cash, promptly upon demand.

10. Non-Transferability. No Options shall be transferable other than by will, the laws of descent and distribution or Order of a Court of competent jurisdiction, except as may otherwise be expressly provided in this Agreement. Except to the extent provided herein, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

11. Termination of Relationship. Except as may otherwise be expressly provided in the Employment Agreement or other applicable agreement between the Company and the Optionee, if an Optionee's relationship with the Company or any its Subsidiaries as an employee, a director or a consultant has terminated for any reason (other than as a result of the Optionee's death or Disability), the Optionee may exercise the Options, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event may any Expiration Date of the Options be extended; provided, however, that if such relationship is terminated by the Company or the Subsidiaries for Cause (as defined in the Employment Agreement) the Options shall terminate immediately.

12. Death or Disability. Except as may otherwise be expressly provided in an employment agreement or other applicable agreement between the Company and the Optionee, if an Optionee (a) dies while he is an employee or director of, or consultant to, the Company or any of its Subsidiaries or (b) the relationship between the Company the Optionee terminates as result of the Disability (as hereinafter defined) of the Optionee, then within one (1) year following the Optionee's death or the termination of such relationship by reason of his Disability, the Options that were granted to the Optionee, may be exercised, to the extent exercisable on the date of the Optionee's death, by his Legal Representative (as hereinafter defined ) at any time within one (1) year after death, or by the Optionee in the case of Disability, for the one (1) year period following termination due to Disability, but in no event any Options be exercised after the Expiration Date.

13. Adjustments upon Change in Common Stock.

a. Except as may otherwise be provided in an employment agreement or other applicable agreement between the Company and the Optionee, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number of kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Option, the exercise price of each Option, shall be appropriately adjusted by the Board, whose determination shall be conclusive and binding on all parties.

b. In the event of a Significant Transaction, any unvested shares under all outstanding Options, shall immediately vest prior to the occurrence of any such Significant Transaction. Upon the closing of a Significant Transaction in which the Option is not otherwise assumed by a third party as a result of the Significant Transaction, each vested and unexercised share under such outstanding Option shall be automatically exchanged for the same type of consideration received by stockholders of the Company as a result of the Significant Transaction, less the value of the Exercise Price for each such share.

14. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue each "stop transfer" instructions to its transfer agent in respect of such shares as it the Company determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable securities laws, (b) implement the provisions of any agreement between the Company and the Optionee with respect to such shares of Common Stock.

15. Entire Agreement. The Plan and this Agreement, together with the Employment Agreement or other applicable agreement(s) between the Company or any Subsidiary of the Company, on the one hand, and the Optionee, on the other hand, represent and constitute the entire understanding and agreement between the parties with respect to the subject matter thereof and, taken together, supersede all prior and or contemporaneous understandings and agreements (written or oral) between them with respect to such subject matter, all of which are merged herein.

16. Governing Law. This Agreement and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflict or choice of law provisions that would result in the application of the substantive laws of another jurisdiction.

17. Amendment. This Agreement may only be amended by a written instrument by the Company and the Optionee.

18. Headings; Counterparts. The section headings in this Agreement are inserted for convenience of reference only, and shall not be given any effect in connection with the construction or interpretation of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.

South Texas Oil Company

By:  ___________________________
Name:
Title:

OPTIONEE

_______________________________
Name:
Address:  _______________________

APPENDIX A

PERFORMANCE OPTIONS

Performance Periods

The performance period for the Performance Options is that period commencing on the first day of the Employment Term and ending on the earlier of December 31, 2011 and the date of the termination of Employee’s employment by the Company.

“Percentage Performance Option Shares” means that number of shares, expressed as a percentage of the total amount of shares of Common Stock underlying the Performance Option, as set forth below. Vesting of Percentage Performance Option Shares shall occur upon the achievement of two (2) separate incremental Performance Objectives measures (a Production Objective and a Reserve Objective), with the vesting of fifty percent (50%) of the Percentage Performance Option Shares based on the incremental achievement of measures of each Performance Objective, as set forth below.

Performance Objectives

The “Performance Objectives” for each of the Percentage Performance Option Shares are as follows:

20% Percentage Performance Option Shares

1.
“Production Objective” - The Company's production of crude oil and natural gas at a monthly average of 500 BOE per day (net) for a period of three (3) consecutive months, as reported by the Company in a Current Report on Form 8-K (an “Interim Report”), as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 20% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

2.
“Reserve Objective” - An increase in the Company's proven crude oil and natural gas reserves of fifty percent (50%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to the Company's proven crude oil and natural gas reserves as set forth in the Netherland, Sewell & Associates, Inc. Independent Reserve Report, as of December 31, 2007 (the “NSAI 2007 Report”). The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 20% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

35% Percentage Performance Option Awards

1.
“Production Objective” - The Company's production of crude oil and natural gas at a monthly average of 1,000 BOE per day (net) for a period of three (3) consecutive months, as reported by the Company in an Interim Report as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an interim report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 35% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

APP-1

2.
“Reserve Objective” - An increase in the Company's proven crude oil and natural gas reserves of one hundred fifty percent (150%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to the Company's proven crude oil and natural gas reserves as set forth in the NSAI 2007 Report. The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 35% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

45% Percentage Performance Option Awards

1.
“Production Objective” - The Company's production of crude oil and natural gas at a monthly average of 1,500 BOE per day (net) for a period of three (3) consecutive months, as reported by the Company in an Interim Report as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 45% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

2.
“Reserve Objective” - An increase in the Company's proven crude oil and natural gas reserves of two hundred fifty percent (250%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to Company's proven crude oil and natural gas reserves as set forth in the NSAI 2007 Report. The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 45% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

Performance Option Vesting Schedule

Percentage Performance Option Shares under Performance Option	Production Objective	Shares that Vest based on Achievement of Production Objective	Reserve Objective	Shares that Vest based on Achievement of Reserve Objective	Total of Percentage Performance Option Shares to Vest
20%	500 BOE (net)	83,334	50 percent	83,334	166,668
35%	1,000 BOE (net)	145,833	150 percent	145,833	291,666
45%	1,500 BOE (net)	187,500	250 percent	187,500	375,000
Total Options		416,667		416,667	833,334

APP-2

Proxy for Special Meeting of Stockholders to be held on Friday, September 19, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of South Texas Oil Company hereby constitutes and appoints Roy D. Toulan, Jr., Corporate Secretary, as attorney and proxy.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to: Transfer Online, 317 S.W. Alder Street, 2nd Floor, Portland, OR 97204.

VOTE BY INTERNET: Transfer Online is the Transfer Agent handling the Proxy ballot for the South Texas Oil Company Special Meeting of Stockholders. All stockholders have two voting options: 1) send in the enclosed proxy ballot; or 2) go online at www.transferonline.com/proxy and cast your ballot electronically.

Your Proxy ID is: 189
Your Authorization Code is: «Authorization_Code»

Instructions for voting electronically:
1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Codes
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

Proposal 1: To approve an Equity Incentive Compensation Plan, which authorizes the grant of stock options, stock appreciation rights and restricted stock awards, to provide incentives to officers, directors, employees and consultants of South Texas Company.

☐ FOR APPROVAL OF PROPOSAL NO. 1

☐ WITHHOLD AUTHORITY TO VOTE FOR PROPOSAL NO. 1 (ABSTAINS)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1. IF THE STOCKHOLDER WITHHOLDS AUTHORITY TO VOTE (ABSTAINS) THIS PROXY WILL HAVE THE EFFECT OF BEING VOTED “AGAINST” PROPOSAL NO. 1.

The Board of Directors recommends that you vote FOR the Approval of Proposal No. 1.

Proposal 2: To approve and ratify three separate employment agreements for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of South Texas Company, respectively, and the grants of equity awards to each respective officer.

☐ FOR APPROVAL OF PROPOSAL NO. 2

☐ WITHHOLD AUTHORITY TO VOTE FOR PROPOSAL NO. 2 (ABSTAINS)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 2. IF THE STOCKHOLDER WITHHOLDS AUTHORITY TO VOTE (ABSTAINS) THIS PROXY WILL HAVE THE EFFECT OF BEING VOTED “AGAINST” PROPOSAL NO. 2.

The Board of Directors recommends that you vote FOR the Approval of Proposal No. 2.

Please date and sign below exactly as your name appears on your stock certificate. When shares are held by joint tenants, both must sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please specify your full title as such.

_______________________________________
Signature
Dated: _____________, 2008
_______________________________________
Name
________________________________________
Signature, if held jointly
Dated: ______________, 2008	________________________________________
Name, if held jointly

«Registrant_ID»
«Name»
«Address»
«city», «State» «Zip»
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